LAND USE RIGHTS (Tables)	12 Months Ended
Dec. 31, 2015
LAND USE RIGHTS [Abstract]
Schedule of Land Use Rights
	December 31,
	2015	2014

Cost of land use rights	$4,746,825	$5,013,824
Less: Accumulated amortization	(835,741)	(782,476)
Land use rights, net	$3,911,084	$4,231,348

Schedule of Future Amortization Expense
2016	$94,937
2017	94,937
2018	94,937
2019	94,937
2020	94,937
Thereafter	3,436,399
Total	$3,911,084